                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 4, 2005
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                                   NYFIX, INC.
             (Exact name of registrant as specified in its charter)

  DELAWARE                              0-21324                  06-1344888
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  (State or other jurisdiction        (Commission              (IRS Employer
  of incorporation)                   File Number)           Identification No.)

                 333 LUDLOW STREET, STAMFORD, CONNECTICUT 06902
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 203-425-8000

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         (Former name or former address, if changed since last report.)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On March 4, 2005, NYFIX,  Inc. (the "Company")  provided updated guidance on the fourth  quarter of 2004 and guidance for the first quarter of 2005.  The text of the press  release  issued by the Company is  furnished  as Exhibit  99.1 and is incorporated herein by reference.

Item 8.01. Other Events.

On March 4, 2005, the Company provided updated guidance on the fourth quarter of
2004 and guidance for the first quarter of 2005.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     EXHIBIT NO.    EXHIBITS
     -----------    --------

     99.1           Press release of NYFIX, Inc. dated March 4, 2005.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                     NYFIX, INC.

                                     By: /s/ Brian Bellardo
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                                         Brian Bellardo
                                         Secretary

March 4, 2005